Dear Shareholder:

We are pleased to provide the annual report for the Smith
Barney Oregon
Municipals Fund ("Fund") for the year ended April 30, 1997.
In this report, we
summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.


Oregon Municipals Fund's Performance and Investment Strategy

For the year ended April 30, 1997, the Class A shares of the Fund generated a total return of 7.01%. In comparison, the Fund's Lipper Analytical Services,
Inc. peer group average posted a total return of 6.05% for the same period.
(Lipper Analytical Services, Inc. is an independent fund tracking organization.)

Over the twelve months covered by this report, the Fund distributed income dividends totaling $0.54 per Class A share; based on its net asset value (NAV) of $10.27 as of April 30, 1997, this equates to an annualized distribution rate of 5.26%. For an Oregon investor in a combined federal and state tax bracket of
41.76%, the Fund's tax-exempt yield of 5.26% is equivalent to a taxable yield of
9.03%. (This figure assumes an investor in a federal tax bracket of 36%, which, according to the Internal Revenue Service, represents approximately 10% of all
U.S. taxpayers.)

During the year covered by this report, the Fund has maintained its emphasis toward good quality, higher-coupon bonds. In selecting investments for the Fund, we tend to focus primarily on providing current income. As of April 30, 1997, the Fund's average weighted maturity was roughly 22.4 years and nearly 100% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either
Standard & Poor's Rating Service ("S&P") or Moody's
Investors Services, Inc.,
("Moody's") or deemed to be comparable in quality to investment-grade bonds by the Fund's investment adviser. Approximately one-third of the Fund's portfolio was rated AAA, the highest quality bond rating. (S&P and Moody's are two major credit reporting and bond rating agencies.)

In addition, we continue to remain broadly diversified across a number of market segments. As of April 30, 1997, the Fund's largest holdings were concentrated in education bonds (18.0%), multi-family housing bonds (13.0%), general obligation bonds (12.4%), and single family housing bonds (11.4%).

Market and Economic Overview

The U.S. economy continued to grow steadily during the course of the year. Yet, conflicting official economic reports released during the year led many investors to vacillate between a view of a slowing U.S. economy and one that was beginning to overheat, which in turn led to considerable volatility in the bond markets. However, since the beginning of 1997, many economic indicators showed that the U.S. economy was expanding at a brisk pace. In response to a steady stream of strong government economic reports, the Federal Reserve Board ("Fed") raised the federal funds rate by 25 basis points, or 0.25% in March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

Many investors had expected an additional tightening of Fed monetary policy at their May 1997 meeting but the Fed chose to remain on the sidelines and not raise interest rates further. In our opinion, a positive inflation outlook and a few signs that the U.S.
economy may be slowing led to the Fed's decision to leave interest rates unchanged.

However, we believe there is some risk of additional interest rate increases later on this year. Recently released government reports indicated that the U.S.
economy grew at nearly a 5.8% annualized rate for the first quarter of 1997 compared to the already robust 3.8% annualized growth rate during the fourth quarter of 1996. These economic growth rates are well beyond what is deemed to be the economy's non-inflationary potential of approximately 2.5% annualized growth. It is unclear if the U.S. economy will slow down enough over the coming months to ease the Fed's concerns of higher inflationary pressures.

Oregon Economic Highlights

As of April 30, 1997, Oregon's general obligation debt was rated double-A by each of the three major credit reporting and bond rating agencies: Fitch
Investors Service, L.P., S&P and Moody's. Oregon's double-A rating is based on its strong economic growth in recent years, low level of tax-supported debt and solid financial operations. While Oregon's economic growth for the most part has been impressive, the passage of ballot measure 47 (a "cut and cap" property tax limitation approved by Oregon's voters last November) has prompted the state to provide additional relief with respect to school property taxes. On May 20,
1997, Oregon voters passed measure 50, which modifies measure 47 while preserving tax relief for property owners. We expect that the passage of these ballot measures will result in a lower supply of new Oregon state debt. While credit quality for some issues may suffer somewhat, we believe there should not be any significant negative impact on the overall municipal bond market as long as the Oregon economy remains strong. In addition, Oregon's heavy reliance on its robust semiconductor industry (an industry responsible for creating roughly
25,000 construction jobs and 4,500 jobs in electronics manufacturing over the past few years) may become a cause for concern if there is any cyclical downturn.

However, while these and many other challenges remain, we are confident that
Oregon's sound financial operations and good quality of life should enable the state to remain a strong economic performer relative to the rest of the U.S.
over the long term.

Municipal Bond Market Update and Outlook

Despite the Fed action in March 1997, and the possibility of further tightening in U.S. monetary policy, we believe the U.S. economy can sustain and perhaps slightly surpass its current level of growth without causing any substantial increase in inflationary pressures. In our view, global competition and increased productivity should continue to keep wage costs down and therefore also help to contain any meaningful rise in inflation. (Labor is the most costly element of production, making up nearly two-thirds of the total cost of finished goods.)

For these reasons, we remain generally positive on Oregon's municipal bond market in the months ahead. In fact, we view the recent rise in market yields as an opportunity to extend the Fund's call protection without sacrificing a lot of coupon income or substantially increasing its downside risk. In our opinion, supply and demand, ongoing Fed vigilance and attractive after-tax returns continue to make a compelling case for municipal bonds.

In closing, we would like to thank you for your investment in the Smith Barney
Oregon Municipals Fund. We look forward to helping you achieve your financial goals.

Sincerely,

Heath B. McLendon
Chairman
Peter M. Coffey
Vice President

May 23, 1997  Historical Performance -- Class A Shares

                                         Net Asset Value
                                  Beginning of     End of
Year    Income Dividends      Capital Gain
Total
          Year Ended                  Year
Distributions              Returns(1)
4/30/97                                $10.26
$10.27           $0.54                $0.15
7.01%
4/30/96                                 10.09
10.26            0.54                 0.06
7.70
Inception*-4/30/95++                     9.55
10.09            0.49                 0.00
11.08+
Total
$1.57                $0.21

Historical Performance -- Class B Shares
                                         Net Asset Value
                                  Beginning of     End of
Year    Income Dividends      Capital Gain
Total
          Year Ended                  Year
Distributions              Returns(1)
4/30/97                                 $10.25
$10.26            $0.49                $0.15
6.48%
4/30/96                                  10.09
10.25             0.49                 0.06
7.09
Inception*-4/30/95++                      9.55
10.09             0.45                 0.00
10.59+
Total
$1.43                $0.21

Historical Performance -- Class C Shares
                                         Net Asset Value
                                  Beginning of     End of
Year    Income Dividends      Capital Gain
Total
          Year Ended                  Year
Distributions              Returns(1)
4/30/97                                 $10.26
$10.27           $0.48                $0.15
6.43%
Inception*-4/30/96                       10.28
10.26            0.47                 0.06
4.99+
Total
$0.95                $0.21
It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

  Average Annual Total Return

Without Sales Charge(1)
                                                     Class A
Class B                  Class C
Year Ended 4/30/97                                    7.01%
6.48%                    6.43%
Inception* through 4/30/97                            8.77++
8.21++                   5.83
With Sales Charge(2)
                                                     Class A
Class B                  Class C
Year Ended 4/30/97                                    2.70%
1.98%                    5.43%
Inception* through 4/30/97                            7.26++
7.33++                   5.83


Cumulative Total Return
Without Sales Charge(1)
Class A (Inception* through 4/30/97)
28.02%++

Class B (Inception* through 4/30/97)
26.10++
Class C (Inception* through 4/30/97)
11.73

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*  The inception date for Class A and B shares is May 23,
1994 and for Class C shares is May 16, 1995.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994.
Without this cash
contribution the total returns would have been:


Class A                  Class B
Inception*-4/30/95
6.23%                    5.55%
Inception* through 4/30/97:

  Average Annual Total Return Without Sales Charge
7.38%                    6.68%
  Average Annual Total Return With Sales Charge
5.89                      5.77
Cumulative Total Return
23.29%                    20.94%

                       Historical Performance (unaudited)
              Growth of $10,000 Invested in Class A and B
Shares of
                     Smith Barney Oregon Municipals Fund vs.
                      the Lehman Municipal Bond Fund Index+

                             May 1994 -- April 1997

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on May 23, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. In addition, there is an hypothetical illustration of $10,000 invested in Class B shares at inception on May 23, 1994, assuming deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The Lehman
Municipal Bond Fund Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.

Portfolio Highlights (unaudited)    April 30, 1997

Portfolio Breakdown
Summary of Municipal Bonds And Short-Term Tax Exempt
Investments by Combined Ratings

Moody's            and/or                     Standard &
Poor's                 Percentage of

Total Investments
Aaa                                                  AAA
31.6%
Aa                                                   AA
15.8
A                                                     A
28.7
Baa                                                  BBB
15.8
NR                                                   NR
4.7
P-1/VMIG 1                                          A-1+
3.4

100.0%
Schedule of Investments
April 30, 1997

FACE
AMOUNT            RATING            SECURITY
VALUE
Education -- 18.0%
     $1,000,000     AAA      Marion County School District
No. 103C,
                                Woodburn Deferred Interest,
Series B,
                                FGIC-Insured, zero coupon
due 11/1/20
$  416,250
                             Oregon Health Sciences
University Revenue,
                                Series A, MBIA-Insured:
      1,000,000     AAA          Zero coupon due 7/1/13
403,750
      1,000,000     AAA          5.250% due 7/1/28
921,250
      1,000,000     AA       Oregon State Board Higher
Education, Series A,
                                6.000% due 8/1/26
1,026,250
        430,000     A1*      Oregon State Health, Housing,
Educational &
                                Cultural Facilities
Authority,
                                (Oak Tree Foundation
Project), Series A,
                                6.100% due 5/1/15
434,300
        500,000     AAA      Southwestern Oregon Community
College
                                District, AMBAC-Insured,
5.600% due 6/1/16
498,750
        500,000     AAA      Washington County School
District
                                No. 088J, (Sherwood
Project), FSA-Insured,
                                6.100% due 6/1/12
525,000
                                4,225,550
Escrowed to Maturity (a) -- 0.6%
        135,000     AAA      Virgin Islands Territory GO,
8.000% due 3/1/98
139,479
General Obligation -- 12.4%
        450,000     AAA      Chemeketa Community College
District GO, FGIC-Insured,
                                5.800% due 6/1/12
458,437
        500,000     AAA      Lane County Bethel GO, School
District No. 052,
                                FGIC-Insured, 6.400% due
12/1/09
543,750
        500,000     AAA      Lincoln County School District
GO, Series 95,
                                FGIC-Insured, 5.250% due
6/15/12
491,250
        500,000     Aa2*     Oregon State Veterans Welfare
GO, Series 76A,
                                5.900% due 10/1/17
506,250
      1,000,000     A        Puerto Rico Commonwealth GO,
5.375% due 7/1/25
927,500
                                2,927,187
Hospitals -- 4.9%
        595,000     BBB+     Klamath Falls Intercommunity
Hospital Authority
                                Revenue, (Gross-Merle West
Medical Center
                                Project), 7.100% due
9/1/24(b)
630,700
        500,000     BBB      Puerto Rico Industrial Tourist
Education,
                                Medical & Environmental
Control Facilities,
                                (Ryder Memorial Hospital
Project), Series A,
                                6.700% due 5/1/24
510,000
                                1,140,700

Housing: Multi-Family -- 13.0%
       $215,000     A+       Oregon State Housing &
Community Services, Housing &
                                Finance Revenue Bonds,
Assisted or Insured
                                Multi-Unit Mortgages, Series
A, FHA-Insured,
                                6.800% due 7/1/13
$  223,869
                    Portland Housing Authority, Multi-Family
Revenue,
                                Series A:
500,000    Aaa*         Cherry Blossom Apartments, GNMA-
Collateralized,
                                     6.100% due 12/20/26(c)
505,000
1,000,000    A1*        Cherry Ridge Project, 6.250% due
5/1/12(c)
1,012,500
300,000      NR         Senior Lien Revenue, (Fairview Woods
Project),
                                     6.875% due 8/1/14
304,125
1,000,000    A1*    Washington County Housing Authority,
Multi-Family
                                Revenue, (Bethany Meadows
Project),
                                6.250% due 8/1/13(c)
1,008,750
                                3,054,244
Housing: Single-Family -- 11.4%
                    Oregon State Housing & Community
Services, Mortgage
                                Revenue Bonds, Single-Family
Mortgage Program:
      1,000,000     Aa*          Series B, 6.875% due
7/1/28(b)
1,045,000
        490,000     Aa*          Series D, 6.500% due
7/1/24(c)
503,475
        500,000     AAA      Puerto Rico Housing Bank &
Finance Agency,
                                Single- Family Mortgage
Revenue, Affordable
                                Housing Mortgage-Portfolio
I,
                                GNMA/FNMA/FHLMC-
Collateralized, 6.250% due 4/1/29(c)
506,875
        620,000     AAA      Virgin Islands HFA, Single-
Family Mortgage Revenue,
                                Program A, GNMA-
Collateralized, 6.450% due 3/1/16(c)
629,300
                                2,684,650
Industrial Development -- 4.3%
      1,000,000     BBB-     Oregon State EDR, Georgia-
Pacific Corp.,
                                Series CVLII, 6.350% due
8/1/25(c)
1,007,500
Life Care Systems -- 2.1%
        500,000     NR       Clackamus County Hospital
Facilities Authority
                                Revenue, (Robison Jewish
Home Project), 6.250%
                                due 10/1/28
495,000
Miscellaneous -- 8.6%
        600,000     A*       Oregon State Bond Bank Revenue,
Economic Development
                                Department, Series 1, 6.700%
due 1/1/15
644,250
        500,000     AAA      Oregon State Department of
Administrative Services,
                                COP, Series A, AMBAC-
Insured, 5.800% due 5/1/24
497,500
        500,000     BBB      Puerto Rico Housing Bank &
Finance Agency, Kidder,
                                7.500% due 12/1/06
568,125
        300,000     NR       Western Generation Agency,
(Wauna Cogeneration
                                Project), Series B, 7.250%
due 1/1/09(b)(c)
314,250
                                2,024,125
Short-Term (d) -- 3.4%
$  100,000VMIG1*    Oregon State, Variable Rate Security,
Series 73F,
                                4.500% due 12/1/17
$   100,000
                    Port of St. Helens PCR, Portland General
Electric Co.:
        100,000              VMIG1* 3.900% due 04/01/10
100,000
        600,000     A-1+       Project A, 4.050% due 8/1/14
600,000
                                800,000
Tax Allocation -- 1.1%
        250,000     A-       Medford Urban Renewal Agency,
Tax Revenue,
                                Series A, 5.875% due 9/1/10
250,313
Transportation -- 8.4%
        400,000     AAA      Port Portland Airport Revenue,
Portland
                                International Airport,
Series 10, FGIC-Insured,
                                5.750% due 7/1/25(c)
389,500
      1,250,000     A        Puerto Rico Commonwealth
Highway and Transportation
                                Authority, Highway Revenue,
Series Y,
                                5.000% due 7/1/36
1,084,375
        500,000     Baa3*    Puerto Rico Port Authority
Revenue, Special
                                Facilities, American
Airlines, Series A,
                                6.250% due 6/1/26(c)
505,000
                                1,978,875
Utilities -- 2.1%
        500,000     BBB      Guam Power Authority Revenue,
Series A,
                                6.300% due 10/1/22
502,500
Water and Sewer -- 9.7%
        250,000     A+       Beavertown Water Revenue,
Series 1994,
                                6.125% due 6/1/14
256,875
        360,000     A+       Clackamas County Service
District No. 001,
                                Sewer Revenue, 6.375% due
10/1/14
379,350
        500,000     AAA      Klamath Falls Water Revenue,
FSA-Insured,
                                5.600% due 7/1/16
493,125
        600,000     Aa1*     Port Umatilla Water Revenue,
6.650% due 8/1/22(c)
630,000
        500,000     A+       Portland Sewer System Revenue
Bonds, Series 1994 A,
                                6.250% due 6/1/15
521,875
                                2,281,225
                    TOTAL INVESTMENTS -- 100%
                    (Cost --  $23,035,580**)
$23,511,348

(a)     Bonds are escrowed to maturity with U.S. Government
Securities and are
        considered by manager to be triple-A rated even if issuer has not applied for new ratings.

(b) Security segregated by Custodian for open purchase committments.

(c) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

** Aggregate cost for Federal income tax purposes is $22,752,013.

See pages 11 and 12 for definition of ratings and certain security descriptions.

Bond Ratings

All ratings are by Standard & Poor's Rating Service
("Standard & Poor's"),
except those identified by an asterisk(*) are rated by Moody's Investors Service
Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating
assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to
pay interest and
           repay principal and differs from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay
interest and repay
           principal although it is somewhat more
susceptible to the adverse
           effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an
adequate capacity to
           pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term
vulnerability to default than
           other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of
the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
           While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of
high quality by all
           standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds that are rated "A" possess many favorable
investment
           attributes and are to be considered as upper medium grade
           obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as
medium grade
           obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard
& Poor's or
           Moody's.

SP-1    -- Standard & Poor's highest rating indicating very
strong or strong
           capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
           (+) sign.

A-1     -- Standard & Poor's highest commercial paper and
variable-rate
           demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature--VRDO.

P-1     -- Moody's highest rating for commercial paper and
for VRDO prior to
           the advent of the VMIG 1 rating.


Security Descriptions  Short-Term Securities Ratings
ABAG          --   Association of Bay Area
                        Governments
AIG           --   American International Guaranty
AMBAC         --   American Municipal Bond
                     Assurance Corporation
BAN           --   Bond Anticipation Notes
BIG           --   Bond Investors Guaranty
CGIC          --   Capital Guaranty Insurance
                        Company
CHFCLI        --   California Health Facility
                        Construction Loan Insurance
CONNIE LEE    --   College Construction Loan
                        Insurance Association
COP           --   Certificate of Participation
EDA           --   Economic Development Authority
EDR           --   Economic Development Revenue
ETM           --   Escrowed To Maturity
FLAIRS        --   Floating Adjustable Interest
                        Rate Securities
FGIC          --   Financial Guaranty Insurance
                        Company
FHA           --   Federal Housing Administration
FHLMC         --   Federal Home Loan Mortgage
                        Corporation
FNMA          --   Federal National Mortgage
                        Association
FRTC          --   Floating Rate Trust Certificates
FSA           --   Financing Security Assurance
GIC           --   Guaranteed Investment Contract
GNMA          --   Government National Mortgage
                        Association
GO            --   General Obligation
HDC           --   Housing Development
                        Corporation
HFA           --   Housing Finance Authority
IDA           --   Industrial Development
                        Authority
IDB           --   Industrial Development Board
IDR           --   Industrial Development
                        Revenue
INFLOS        --   Inverse Floaters
ISD           --   Independent School District
LOC           --   Letter of Credit
MBIA          --   Municipal Bond Investors
                        Assurance Corporation
MVRICS        --   Municipal Variable Rate Inverse
                        Coupon Security
PCR           --   Pollution Control Revenue
PSF           --   Permanent School Fund
RAN           --   Revenue Anticipation Notes
RIBS          --   Residual Interest Bonds
RITES         --   Residual Interest Tax-Exempt
                        Securities
TAN           --   Tax Anticipation Notes
TECP          --   Tax-Exempt Commercial Paper
TOB           --   Tender Option Bonds
TRAN          --   Tax and Revenue Anticipation
                        Notes
SYCC          --   Structured Yield Curve
                        Certificate
VA            --   Veterans Administration
VRDD          --   Variable Rate Daily Demand
VRWE          --   Variable Rate Wednesday
                        Demand

Statement of Assets and Liabilities
April 30, 1997
ASSETS:
  Investments, at value (Cost--$23,035,580)
$23,511,348
  Cash
40,805
  Receivable for securities sold
208,877
  Receivable for Fund shares sold
159,987
  Interest receivable
400,510
  Receivable from investment advisor
53,166
  Deferred organization costs
13,544
  Total Assets
24,388,237
LIABILITIES:
  Payable for securities purchased
491,747
  Distribution fees payable
3,966
  Accrued expenses
26,490
  Total Liabilities
522,203
Total Net Assets
$23,866,034
NET ASSETS:
  Par value of shares of beneficial interest
$2,326
  Capital paid in excess of par value
23,395,372
  Overdistributed net investment income
(7,432)
  Net unrealized appreciation of investments
475,768
Total Net Assets
$23,866,034
Shares Outstanding:
Class A
951,505
Class B
1,285,364
Class C
88,937
Net Asset Value:
Class A (and redemption price)
$10.27
Class B *
$10.26
Class C **
$10.27
Class A Maximum Public Offering Price Per Share
(net asset value plus 4.17% of net asset value per share)
$10.70

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See
Note 4).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.See Notes to Financial
   Statements.

Statement of Operations                     For the Year
Ended April 30, 1997
INVESTMENT INCOME:
Interest
$1,234,724
EXPENSES:
Distribution fees (Note 4)
92,511
Investment advisory fees (Note 4)
63,124
Audit and legal
46,400
Administration fees (Note 4)
42,083
Trustees' fees
35,150
Shareholder communications
33,710
Shareholder and system servicing fees
21,126
Amortization of deferred organization costs
6,774
Registration fees
5,300
Pricing service fees
5,200
Custody
3,100
Other
4,750
Total Expenses
359,228
Less: Investment advisory and administration fee waivers
and expense reimbursement (Note 4)
(158,373)
  Net Expenses
200,855
Net Investment Income
1,033,869
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
Realized Gain From Security Transactions
(excluding short-term securities):
  Proceeds from sales
7,494,667
  Cost of securities sold
7,414,791
Net Realized Gain
79,876
Change in Net Unrealized Appreciation of Investments:
  Beginning of year
247,639
  End of year
475,768
Increase in Net Unrealized Appreciation
228,129
Net Gain on Investments
308,005
Increase in Net Assets From Operations
$1,341,874

  Statements of Changes in Net Assets            For the
Years Ended April 30,
                                                        1997
1996
OPERATIONS:
  Net investment income                           $
1,033,869     $    745,966
  Net realized gain+
79,876          102,274
  Increase in net unrealized appreciation
228,129           96,355
  Increase in Net Assets From Operations
1,341,874          944,595
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
(1,041,562)        (745,929)
  Net realized gains
(268,962)         (91,665)
  Excess of net realized gains
(45,630)            --
  Decrease in Net Assets From
  Distributions to Shareholders
(1,356,154)        (837,594)
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares
7,070,944        7,071,022
  Net asset value of shares issued
    for reinvestment of dividends
973,006          553,001
  Cost of shares reacquired
(2,158,560)      (2,615,666)
  Increase in Net Assets From
  Fund Share Transactions
5,885,390        5,008,357
Increase in Net Assets
5,871,110        5,115,358
NET ASSETS:
  Beginning of year
17,994,924       12,879,566
  End of year*                                    $
23,866,034     $ 17,994,924

* Includes overdistributed net
    investment income of:                         $
(7,432)    $     (6,694)

+ Due to a prior period's cash contribution, net realized gains for Federal income tax purposes were $131,967 and $239,521 for the years ended April 30,
1997 and 1996, respectively.

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a
Massachusetts business trust, is
registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date;
(b) securities are
valued at the mean between the quoted bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $234,740 and a portion of overdistributed net investment income amounting to
$6,955 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and
assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.
Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization and initial offering costs have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of the Fund's operations in May 1994.


2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting
Oregon.


3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.


4. Investment Advisory Agreement, Administration Agreement and Affiliated
Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBMFM waived all of the investment advisory fees for the Fund for the year ended April 30, 1997.

SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million.
This fee is calculated daily and paid monthly. SBMFM waived all of its administration fees for the year ended April 30, 1997. SBMFM has also agreed to reimburse the Fund for certain expenses totalling $53,166.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the
Fund's shares. For the year ended April 30, 1997, SB received sales charges of approximately $43,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This
CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00%
CDSC, which applies
if redemption occurs within the first year of purchase. For the year ended April
30, 1997, CDSCs paid to SB for Class B shares were approximately $25,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its
Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended April 30, 1997, total Distribution Plan fees incurred were:

                                   Class A          Class B
Class C
Distribution Plan Fees             $13,359          $73,866
$5,286

All officers and one Trustee of the Fund are employees of SB.


5. Investments

During the year ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases                                     $12,604,230
Sales                                           7,494,667

At April 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

Gross unrealized appreciation                  $790,557
Gross unrealized depreciation                   (31,222)
Net unrealized appreciation                    $759,335


6. Shares of Beneficial Interest

At April 30, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At April 30, 1997, total paid-in capital amounted to the
following for each
class:
                                Class A         Class B
Class C
Total Paid-in Capital        $9,517,496     $12,960,325
$919,877

Transactions in shares of each class were as follows:
                                       Year Ended
Year Ended
                                      April 30, 1997
April 30, 1996(a)
                                 Shares            Amount
Shares       Amount
Class A
Shares sold                     237,837        $2,454,025
240,150     $2,505,912
Shares issued on reinvestment    39,968           413,807
24,222        251,973
Shares redeemed                 (59,500)         (617,925)
(157,979)    (1,633,575)
Net Increase                    218,305        $2,249,907
106,393     $1,124,310
Class B
Shares sold                     416,538        $4,304,476
376,867     $3,938,442
Shares issued on reinvestment    50,591           523,371
27,599        287,148
Shares redeemed                (143,827)       (1,494,579)
(92,345)      (967,867)
Net Increase                    323,302        $3,333,268
312,121     $3,257,723
Class C
Shares sold                      30,102          $312,443
59,834       $626,668
Shares issued on reinvestment     3,461            35,828
1,328         13,880
Shares redeemed                  (4,448)          (46,056)
(1,340)       (14,224)
Net Increase                     29,115          $302,215
59,822       $626,324

(a) For Class C shares, transactions are for the period from May 16, 1995
    (inception date) to April 30, 1996.

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year:

                                          Class A Shares
Class B Shares
                                   1997       1996
1995(1)     1997       1996      1995(1)
Net Asset Value,
Beginning of Year                 $10.26    $10.09    $9.55
$10.25    $10.09     $9.55
Income From Operations:
  Net investment income(2)          0.54      0.55     0.49
0.48      0.49      0.44
  Net realized and
   unrealized gain                  0.16      0.22     0.54
0.17      0.22      0.55
Total Income From Operations        0.70      0.77     1.03
0.65      0.71      0.99
Less Distributions From:
  Net investment income            (0.54)    (0.54)   (0.49)
(0.49)    (0.49)    (0.45)
  Net realized gains               (0.13)    (0.06)   --
(0.13)    (0.06)   --
  Excess of net realized gains     (0.02)    --       --
(0.02)    --       --
Total Distributions                (0.69)    (0.60)   (0.49)
(0.64)    (0.55)    (0.45)
Net Asset Value,
End of Year                       $10.27    $10.26   $10.09
$10.26    $10.25    $10.09
Total Return(3)                     7.01%     7.70%
11.08%++    6.48%     7.09%    10.59%++
Net Assets,
End of Year (000s)                  $9,769   $7,520   $6,323
$13,184   $9,861   $6,556
Ratios to Average

Net Assets:
  Expenses(2)                       0.65%     0.66%
0.82%+     1.17%     1.21%     1.36%+
  Net investment income             5.21      5.21     5.28+
4.69      4.62      4.74+
Portfolio Turnover Rate               37%      75%      30%
37%         75%      30%

(1) For the period from May 23, 1994 (inception date) to
April 30, 1995.

(2) The investment adviser and administrator waived all or part of their fees for the years ended April 30, 1997, April 30, 1996 and the period ended
    April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30,
    1997, April 30, 1996 and the period ended April 30,
1995, respectively. If
    such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the expense ratios would have been as follows:


Expense Ratios
                        Per Share Decreases
Without Fee Waivers
                     to Net Investment Income         and
Reimbursements

                      1997      1996      1995    1997
1996      1995
  Class A           $0.07      $0.11     $0.12    1.41%
1.75%      2.05%+
  Class B            0.07       0.11      0.11    1.93
2.29       2.59+

(3) Total return for Class A and B shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on
October 24, 1994. The total amount of this contribution was $251,349 and
$221,556 for Class A and B shares, respectively. Without this cash contribution the total returns would have been 6.23% and 5.55%, respectively.


++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

For a share of each class of beneficial interest outstanding throughout each
year:
                                                 Class C
Shares
                                             1997
1996(1)
Net Asset Value, Beginning of Year         $10.26
$10.28
Income From Operations:
  Net investment income(2)                   0.47
0.45
  Net realized and unrealized gain           0.17
0.06
Total Income From Operations                 0.64
0.51
Less Distributions From:
  Net investment income                     (0.48)
(0.47)
  Net realized gains                        (0.13)
(0.06)
  Excess of net realized gains              (0.02)
--
Total Distributions                         (0.63)
(0.53)
Net Asset Value, End of Year               $10.27
$10.26
Total Return                                 6.43%
4.99%++
Net Assets, End of Year (000s)                $913
$614
Ratios to Average Net Assets:
  Expenses(2)                                1.21%
1.25%+
  Net investment income                      4.66
4.80+
Portfolio Turnover Rate                        37%
75%

(1) For the period from May 16, 1995 (inception date) to
April 30, 1996.

(2) The investment adviser and administrator waived all or part of their fees for the year ended April 30, 1997 and the period ended
April 30, 1996. In
    addition, the investment adviser has reimbursed the Fund for $53,166 and
    $85,446 in expenses for the year ended April 30, 1997 and the period ended
    April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the expense ratios would have been as follows:


Expense Ratios
                        Per Share Decreases
Without Fee Waivers
                     to Net Investment Income       and
Reimbursements

                       1997              1996      1997
1996
  Class C              $0.06             $0.10     1.96%
2.38%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

Independent Auditors' Report

The Shareholders and Board of Trustees
of the Smith Barney Oregon Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Oregon
Municipals Fund as of
April 30, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from May 23, 1994 (commencement of operations) to April 30, 1995, were audited by other auditors whose report thereon, dated June
19, 1995, expressed
an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April
30, 1997, by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Smith Barney Oregon Municipals Fund as of April 30, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                              KPMG Peat Marwick LLP
New York, New York
June 12, 1997

Tax Information (unaudited) For Federal tax purposes, the
Fund hereby designates
for the fiscal year ended April 30, 1997:

o   long-term capital gain distributions paid of $213,229.

o 99.86% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

                     (This page intentionally left blank.)

1997 Annual Report

Smith Barney
Oregon
Municipals
Fund

April 30, 1997

Smith Barney Mutual Funds
Investing for your future.
Every day.

Smith Barney
Oregon Municipals
Fund

SmithBarney
A Member of Travelers Group

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Diadone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
and Administrator
Smith Varney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of
Smith Barney Oregon Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information

Smith Barney
Oregon Municipals Fund
388 Greenwich Street
New York, New York 10013

FD0955 6/97